EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF DTOMI, INC.

In connection with the accompanying Quarterly Report on Form 10-QSB of Dtomi, Inc. for the quarter ended June 30, 2005, the undersigned, David M. Otto, Secretary , director, principal executive officer and principal financial officer of Dtomi, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Dtomi, Inc.

Date: August 17, 2005

                                                 /s/ David M. Otto
                                                 -------------------------------
                                                 David M. Otto
                                                 Chairman, Secretary, principal
                                                 executive officer and principal
                                                 financial officer


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